SECOND AMENDMENT TO AGREEMENT
                         OF SALE AND ESCROW AGREEMENT

     This Second Amendment ("Second Amendment") to Agreement of Sale and Escrow Agreement is entered into as of January 3, 1997, by and between TEMPLETON APARTMENTS, LLC, a Colorado limited liability company, as Purchaser, and TEMPLETON INVESTORS, an Illinois Limited Partnership, as Seller.

                                   RECITALS

     A. Griffis/Blessing, Inc. and Seller hereto have entered into an Agreement of Sale ("Agreement") and an Escrow Agreement, both dated as of August 26, 1996 for the purchase and sale of the apartment project known as Templeton Place Apartments as subsequently assigned to Purchaser. The Agreement and the Escrow Agreement were amended by the First Amendment to Agreement of Sale and Escrow Agreement dated as of November 1, 1996 ("First Amendment") and by letter agreements dated November 21, 1996, December 6, 1996, December 11, 1996, December 13, 1996 and December 20, 1996. The First Amendment and letter agreements are collectively referred to as "Amendments".

     B. Purchaser and Seller now wish to further amend the Agreement and the Escrow Agreement.

     NOW, THEREFORE, the parties agree that the Agreement and the Escrow Agreement are amended as follows:

     1.   a.   Paragraph 8 of the Agreement is modified to provide that the
Closing Date shall be January 27, 1997.

          b. Purchaser shall have the right to extend the Closing Date to February 27, 1997 ("Final Extended Closing Date"), upon notice delivered to Seller and Escrow Agent no later than January 20, 1997. The notice shall be accompanied by federally wired funds or a cashier's or unendorsed certified check in the sum of $50,000.00 as additional Earnest Money to be deposited with and held by Escrow Agent in accordance with the provisions of the Escrow Agreement.

          c. If Purchaser extends the Closing pursuant to subparagraph 1b above, then all references to the Closing Date shall mean the Final Extended Closing Date. Thereafter all references to Earnest Money shall mean the Earnest Money deposited under the Agreement and the Amendments, and the additional deposit pursuant to this paragraph of this Second Amendment.

          d. Purchaser agrees that the provisions of this Second Amendment supercede all of the dates relating to the Closing as set forth in the
Agreement and the Amendments, and Purchaser shall have no further extension rights with reference to the Closing Date.
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     2.   Purchaser hereby acknowledges that it has received its loan Commitment and that all contingencies pursuant to the Agreement and the Amendments have been fully satisfied.

     3. The applicable provisions of the Escrow Agreement are hereby amended to comply with the terms and provisions of this Second Amendment.

     4. Except as modified herein, all other terms and conditions of the Agreement and the Escrow Agreement (as amended) shall remain in full force and effect and are hereby ratified and reaffirmed.

     5. All capitalized terms used herein shall have the same meaning as in the Agreement and the Escrow Agreement and the Amendments.

     6. This Second Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

                              PURCHASER:

                              TEMPLETON APARTMENTS, LLC, a Colorado
                              limited liability company

                              By:   /s/ Ian Griffis, Manager
                                   ------------------------------


                              SELLER:

                              TEMPLETON INVESTORS, an Illinois
                              limited partnership

                              By:  Balcor Partners-XVI, an Illinois
                                   general partnership, the general partner

                              By:  RGF-Balcor Associates-II, an Illinois
                                   general partnership, a partner

                              By:  The Balcor Company, a Delaware
                                   corporation, a general partner

                              By:   /s/ James E. Menselson
                                   ------------------------------
                                        Senior Vice President


                              ESCROW AGENT:

                              CHARTER TITLE COMPANY, agent
                              for Lawyers Title Insurance Company


                              By:
                                   ------------------------------
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